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                                                                   EXHIBIT 10.3




                      APPLIED ANALYTICAL INDUSTRIES, INC.
                             1995 STOCK OPTION PLAN
                              AMENDED AND RESTATED

1.       PURPOSE

         The purpose of the Applied Analytical Industries, Inc. 1995 Stock Option Plan (the "Plan") is to promote the growth and profitability of Applied Analytical Industries, Inc. (the "Company") and its subsidiaries ("Subsidiaries") from time to time by increasing the personal participation of officers and key employees in the financial performance of the Company and by providing such officers and key employees with an equity opportunity in the Company. This purpose will be achieved through the grant of stock options ("Options") to purchase shares of Class B Non-Voting Common Stock of the Company (the "Class B Stock") subject to restrictions on transfer or such other restrictions as the administrators of the Plan may determine.

2.       ADMINISTRATION

         The Plan will be administered by the Company's Board of Directors (the "Board"); provided, however, that from and after the registration of any class of equity securities of the Company pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, if the Board includes members who are not "disinterested persons" (as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or any applicable successor rule or regulation ) or "outside directors" (as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), then all authority of the Board under the Plan shall be exercised by a committee of the Board (the "Committee") composed solely of members thereof who are both "disinterested persons" and "outside directors" (as so defined).

         The Board or the Committee shall have complete authority to: (i) interpret all terms and provisions of the Plan consistent with law; (ii) select from the group of officers and key employees eligible to participate in the Plan the officers and key employees to whom Options shall be granted; (iii) within the limits established herein, determine the number of shares to be subject to and the exercise price of, each Option; (iv) prescribe the form of instruments) evidencing Options granted under the Plan; (v) determine the time or times at which Options shall be granted to officers or key employees; (vi) provide, if appropriate, for the exercisability of Options in installments or subject to specified conditions; (vii) determine the method of exercise of Options; (viii) adopt, amend and rescind general and special rules and regulations for the Plan's administration; and (ix) make all other determinations necessary or advisable for the administration of the Plan.



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         Any action which the Board or the Committee is authorized to take may be taken without a meeting if all the members of the Board or the Committee sign a written document authorizing such action to be taken, unless different provision is made by the By-Laws of the Company or by resolution of the Board or the Committee.

         The Board or the Committee may designate selected Board or Committee members or certain employees of the Company to assist the Board or the Committee in the administration of the Plan and may grant authority to such persons to execute documents, including Options, on behalf of the Board or the Committee.

         No member of the Board or the Committee or employee of the Company assisting the Board or the Committee pursuant to the preceding paragraph shall be liable for any action taken or determination made in good faith.


3.       STOCK SUBJECT TO PLAN

         The stock to be offered under the Plan shall be shares of Class B Stock previously issued and thereafter acquired by the Company pursuant to an agreement entered into by the Company and Frederick D. Sancilio and James L. Waters in connection with the adoption of the Plan. An aggregate of 1,917.3 shares of Class B Stock may be issued upon exercise of Options granted under the Plan; provided, however, notwithstanding any other provision of this Plan, the Corporation shall have no obligation or liability to deliver or issue any shares of Class B Stock or other capital stock upon the exercise of any Option to the extent it has not purchased such shares from Frederick D. Sancilio or James L. Waters for issuance to the Option holder. Any or all of the Options granted under Section 4 hereof may, at the Board or the Committee's discretion, be intended to qualify as incentive stock options ("Incentive Stock Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The number of shares to be issued under the Plan may be adjusted to reflect any change in the capitalization of the Company as contemplated by
Section 9 hereof and occurring after the adoption of the Plan. The Board or the Committee will maintain records showing the cumulative total of all shares subject to Options outstanding under the Plan.

4.       OPTION AWARDS

         (a)     Eligibility and Factors Considered in Granting Options

         The grant of Options under this Section 4 shall be limited to those officers and key employees of the Company or any of its Subsidiaries who have made the greatest contribution to the Company's long-term performance and are selected by the Board or the Committee. In making any determination as to the officer(s) and key employees) to whom Options shall be granted under this
Section 4 and as to the number of shares to be subject thereto, the Board or the Committee shall take into account, in each case, the level and





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responsibility of the person's position, the level of the person's performance, the person's level of compensation, the assessed potential of the person and such additional factors as the Board or the Committee shall deem relevant to the accomplishment of the purposes of the Plan.

         (b)     Allotment of Shares

         The Board or the Committee, in its sole discretion and subject to the provisions of the Plan, may grant to participants eligible under this Section 4, on or after the date hereof, Options. Options may be, at the discretion of the Board or the Committee: (i) Options that are intended to qualify as Incentive Stock Options; or (ii) Options that are not intended to be Incentive Stock Options; or (iii) both of the foregoing, if granted separately, and not in tandem. Each Option granted under the Plan must be clearly identified as to its status as an Incentive Stock Option or not.

         Options granted under this Section 4 may be allotted to participants in such amounts, subject to the limitations specified in the Plan, as the Board or the Committee, in its sole discretion, may from time to time determine, provided that no participant may be granted Options with respect to more than 1,500 shares of Class B Stock.

         In the case of Options intended to be Incentive Stock Options, the aggregate fair market value (determined at the time of such Incentive Stock Options' respective grants) of the shares with respect to which Incentive Stock Options are exercisable for the first time by a participant hereunder during any calendar year (under all plans taken into account pursuant to Section 422(d) of the Code) shall not exceed $100,000. Options under this Section 4 not intended to qualify as Incentive Stock Options may be granted to any Plan participant without regard to the Section 422(d) limitations.

         (c)     Time of Granting Options

         The date of grant of an Option under this Section 4 shall be, for all purposes, the date on which the Board or the Committee makes the determination of granting such Option (each such date, a "Grant Date"). Notice of the determination shall be given to each officer or key employee to whom an Option is so granted under this Section 4 within a reasonable time after the Grant Date.

         (d)     Exercise Price for Options

         The price per share at which each Option granted under this Section 4 may be exercised shall be such price as shall be determined by the Board or the Committee at the time of grant based on such criteria as may be adopted by the Board or the Committee at the time of grant in good faith, taking into account, in each case, the market price of the common stock, the level and responsibility of the person's position, the level of the person's performance, the person's level of compensation, the assessed potential of the person, and





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such additional factors as the Board or the Committee shall deem relevant to the accomplishment of the purposes of the Plan; provided, however, that in no event shall the exercise price per share of an Option be less than 100% of the fair market value of the Company's shares of common stock on the Grant Date for such Option unless such grant is approved by all directors and in no event shall be less than 75% of the fair market value of the Company's shares of common stock on the Grant Date for such Option. In the case of an Option intended to qualify as an Incentive Stock Option, the price per share shall not be less than 100% (or 110% for owners of more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary) of the fair market value of the Class B Stock on the Grant Date for such Option.

         If the Company's shares of common stock are:

         (1) actively traded on any national securities exchange or NASDAQ system that reports their sales prices, fair market value shall be the average of the high and low sales prices per share on any Grant Date;

         (2) otherwise traded over the counter, fair market value shall be the average of the final bid and asked prices for the shares of common stock as reported for any Grant Date; or

         (3) not traded, the Board or the Committee shall consider any factor or factors that it believes affects fair market value, and shall determine fair market value without regard to any restriction other than a restriction that by its terms will never lapse.

         (e)     Term of Options

         The term of each Option granted under this Section 4 shall be established by the Board or the Committee, but shall not exceed 1 0 years (or 5 years for owners of more than 1 0 % of the total combined voting power of all classes of stock of the Company or of a Subsidiary) from the Grant Date for such Option.

         (f)     Cancellation and Replacement of Options

         The Board or the Committee may at any time or from time to time permit the voluntary surrender by the holder of any outstanding Option granted under this Section 4 where such surrender is conditioned upon the granting under this
Section 4 to such holder of new Option(s) for such number of shares as the Board or the Committee shall determine, or may require such a voluntary surrender as a condition precedent to the grant under this Section 4 of new Option(s) to such holder.

         The Board or the Committee shall determine the terms and conditions of any such new Option(s), including their exercise price and the periods during which they may be exercised, subject to and in accordance with the provisions of the Plan, all or any of which





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may differ from the terms and conditions of the Option(s) surrendered.  Any such new Option(s) shall be subject to all the relevant provisions of the Plan.

         The shares subject to any Option so surrendered or otherwise terminated shall no longer be charged against the limitation or limitations provided in Section 3 of the Plan and may thereafter become the subject of new Option grants under the Plan.

         The granting of new Option(s) in connection with the surrender of outstanding Option(s) under the Plan shall be considered for the purposes of the Plan as the grant of new Option(s) and not an alteration, amendment or modification of the Plan or of the Option(s) being surrendered.





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         (f)     Vesting

         Options shall vest as follows:

                                                                               Aggregate Percentage of
                                                                                Shares under Options
                          Date                                                   Vested on such Date
                          ----                                                 -----------------------
         Six months After Grant Date                                                     25%

         Eighteen months after Grant Date                                                50%

         Thirty months after Grant Date                                                  75%

         Forty-two months after Grant Date                                              100%

Notwithstanding the foregoing, an Option shall be deemed fully vested immediately prior to an Acquisition Transaction. For the purposes of the Plan, an "Acquisition Transaction" shall mean and include the following:

                (i) The consummation of a tender offer or exchange offer for the ownership of securities of the Company representing 51% or more of the combined voting powers of the Company's then outstanding voting securities;

                (ii) The adoption by the Company's stockholders of a plan of merger or consolidation providing for the merger or consolidation of the Company with another corporation (other than an affiliate of the Company within the meaning of the Securities Exchange Act of 1934, as amended) and as a result of such merger or consolidation less than 75% of the outstanding voting securities of the surviving or resulting corporation would then be owned in the aggregate by the former stockholders of the Company; or

                (iii) The transfer by the Company of substantially all of its assets to another corporation or entity which is not a wholly owned subsidiary of the Company.

Notwithstanding any other provision of the Plan, any Option granted to Dr. James Swarbrick shall become fully vested and exercisable at age 65 (and the term of such Option shall expire on the earlier of ten years after the Grant Date and five years after the date Dr. Swarbrick becomes age 65) and upon any grant of an Option to Dr. James Swarbrick the Company shall enter into an agreement with Dr. Swarbrick granting Dr. Swarbrick the right to require the Company to purchase on the date Dr. Swarbrick becomes age 65 and on the





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next four anniversaries of such date an amount of shares of common stock equal to 10% of the shares initially purchasable under such Option at the fair market value of such shares (as determined pursuant to Section 4(d)) on the date of purchase by the Company.

5.      NON-TRANSFERABILITY

        An Option granted to a participant under the Plan shall not be transferable by him or her except: (i) by will; (ii) by the laws of descent and distribution; or (iii) pursuant to a qualified domestic relations order as defined by the Code or in Title I of the Employee Retirement Income Security Act, or the rules thereunder. In the case of an Option intended to be an Incentive Stock Option, such Option shall not be transferable by a participant other than by will or the laws of descent and distribution and during the optionee's lifetime shall be exercisable only by him or her.

6.      EXERCISABILITY OF OPTIONS

        Subject to the provisions of the Plan, Options granted under Section 4 hereof shall be exercisable at such time or times after the Grant Date to the extent such Options are vested.

        Any Option shall terminate in full (whether or not previously exercisable) prior to the expiration of its term on the date the optionee ceases to be an employee of the Company or any Subsidiary of the Company, unless (i) the optionee shall (a) die while an employee of the Company or such Subsidiary, in which case the participant's legatee(s) under his or her last will -or the participant's personal representative or representatives may exercise all or part of the previously unexercised portion of such Option at any time within one year, but not beyond the expiration of its term, after the participant's death to the extent the optionee could have exercised the Option immediately prior to his or her death, lb) become permanently or totally disabled within the meaning of section 22(e)(3) of the Code (or any successor provision) while an employee of the Company or such Subsidiary, in which case the participant or his or her personal representative may exercise the previously unexercised portion of such Option at any time within one year, but not beyond the expiration of its term, after termination of his or her employment or directorship to the extent the optionee could have exercised the Option immediately prior to such termination, or (c) resign or retire after age 62 with the consent of the Company, in which case the participant may exercise the previously unexercised portion of such Option at any time within six months, but not beyond the expiration of its term, after the participant's resignation or retirement to the extent the optionee could have exercised the Option immediately prior to such resignation or retirement, or (ii) the Board or the Committee shall determine otherwise.

 In no event may an Option be exercised after the expiration of its fixed term.





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7.      METHOD OF EXERCISE

        Each Option granted under the Plan shall be deemed exercised when the holder (a) shall indicate the decision to do so in writing delivered to the Company, and (b) shall at the same time tender to the Company payment in full of the exercise price for the shares for which the Option is exercised, which payment may be made in cash. The exercise of any option granted under the Plan may be made subject to the condition that, if at any time the Board or the Committee shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any state or federal law is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in such event, the exercise of the option shall not be effective unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Company, which may include the withholding by the Company of shares of Class B Stock to be issued upon exercise of an Option having a fair market value equal to the required withholding amount. With respect to the foregoing sentences, the value of the shares of Class B Stock shall be the fair market value determined in accordance with Section 4(d) of the Plan as of the day of such payment or withholding.

        No person, estate or other entity shall have any of the rights of a shareholder with reference to shares subject to an Option until a certificate for the shares has been delivered.

        An Option granted under the Plan may be exercised for any lesser number of shares than the full amount for which it could be exercised. Such a partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with the Plan for the remaining shares subject to the Option.

8.      TERMINATION OF OPTIONS

        An Option granted under the Plan shall be considered terminated in whole or in part, to the extent that, in accordance with the provisions of the Plan and such Option, it can no longer be exercised for any shares originally subject to the Option.

9.      ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

        In the event of any change in the outstanding Class B Stock of the Company by reason of a stock dividend, stock split, stock consolidation, recapitalization, reorganization, merger, split up or the like, the shares available for purposes of the Plan, or under option in outstanding option agreements pursuant to the Plan (and the option price under such agreements) shall be appropriately adjusted so as to preserve, but not increase, the benefits of the Plan to the Company and the benefits to the holders of such Options; provided, however, that for any Incentive Stock Options, in the case of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the excess of the aggregate fair market value of the shares subject to any Options immediately after such event over the aggregate option price of such shares is not more than the excess





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of the aggregate fair market value of all shares subject to such Options immediately before such event over the aggregate option price of such shares.

        Adjustments under this Section shall be made by the Board or the Committee, whose determination as to what adjustments shall be made and the extent thereof, shall be final, binding and conclusive.

10.     COMPLIANCE WITH SECURITIES LAWS AND OTHER REQUIREMENTS

        No certificate(s) for shares shall be executed and delivered upon exercise of an Option until the Company shall have taken such action, if any, as is then required to comply with the provisions of the Securities Act of 1933, as amended, the North Carolina Uniform Securities Act, as amended, any other applicable state securities law(s) and the requirements of any exchange on which the Class B Stock may, at the time, be listed.

        In the case of the exercise of an Option by a person or estate acquiring the right to exercise the Option by bequest or inheritance, the Board or the Committee may require reasonable evidence as to the ownership of the Option and may require such consents and releases of taxing authorities as it may deem advisable.

11.     NO RIGHT TO EMPLOYMENT

        Neither the adoption of the Plan nor its operation, nor any document describing or referring to the Plan, or any part thereof, shall confer upon any employee participant under the Plan any right to continue in the employ of the Company, or shall in any way affect the right and power of the Company to terminate the employment or position with the Company of any participant under the Plan at any time with or without assigning a reason therefor, to the same extent as the Company might have done if the Plan had not been adopted.

12.     EFFECTIVE DATE OF THE PLAN

        The Plan was adopted by the Board on November 16, 1995, and shall be effective until November 16, 2005, after which time no Option shall be granted, but such termination shall not affect any Option previously granted under the Plan.

13. Stock Certificate Legend. Each stock certificate issued for options intended to be Incentive Stock Options shall bear the following legend:

        THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ACQUIRED PURSUANT TO A STOCK OPTION PLAN AND WERE INTENDED TO BE A QUALIFIED OPTION AS SET FORTH IN SECTION 422 OF THE INTERNAL REVENUE CODE. IF THESE SHARES ARE TRANSFERRED OR SOLD PRIOR TO _________,_____, YOU ARE REQUIRED TO NOTIFY THE CORPORATION'S HUMAN RESOURCES DEPARTMENT AT 910 392-1606.





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Dear

In accordance with the 1995 Stock Option Plan (the "Plan") of Applied Analytical Industries, Inc. (the "Company"), you, as an officer or a key employee of the Company or its subsidiaries, and in order to give you an added proprietary interest in the Company and an additional incentive to advance the interest of the Company, were granted on _____________ ____, _____, an option to purchase shares of the common stock of the Company upon the following terms and conditions:

        (1) The exercise price shall be $_____________ (_____% of the fair market value of a share as determined in accordance with
                Section 4(d) of the Plan on the date of grant - ______________, _____);

        (2) This Option will vest and become exercisable according to the schedule set forth in the Plan;

        (3)     Once exercisable, this Option may be exercised until
                _________________, _____,       subject to the terms and
                conditions of the Plan, a copy of which is attached hereto and incorporated herein by reference. This Option is granted subject to the Plan and shall be construed in accordance with the Plan.

        (4) This Option is (is not) intended to be treated as an "incentive stock option" for purposes of Section 422 of the Internal Revenue Code.

        (5) To exercise this Option, the holder must deliver written notice of the decision to do so and at the same time tender to the Company payment in full of the exercise price for the shares for which the Option is exercised, which payment may be made in cash.

        (6) The exercise of this Option shall be subject to the condition that, if at any time the Board or the Committee (as defined in the Plan) shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any state or federal law is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in such event, the exercise of the option shall not be effective unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Company, which may include the withholding by the Company of shares of Class B Stock to be issued upon exercise of an Option having a fair market value equal to the required withholding amount.

        (7) Other terms and conditions: Prior to the issuance of any shares of Class B Stock upon exercise of an Option, you must agree to be obligated by the terms





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                of the Stockholder Agreement between the Company and the
                holders of Class B Stock, as such Stockholder Agreement is then in effect.

This Option is not transferable except pursuant to the terms and conditions of the Plan.


                  Very truly yours,

                  APPLIED ANALYTICAL INDUSTRIES, INC.


                  By:
                     -------------------------------------------
                  Title:
                        ----------------------------------------


I hereby accept the within Option and
acknowledge receipt of a copy of the Plan.


- -----------------------------------
Optionee

Date:
     ------------------------------





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